                                                                    EXHIBIT 10.3

               OMITTED EXHIBIT TO THE UNCOMMITTED CREDIT FACILITY


The Company will furnish to the Securities and Exchange Commission a copy of Exhibit A to the Uncommitted Credit Facility upon request.


                                       35